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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): Feb. 15, 2001

                        BAY VIEW SECURITIES CORPORATION
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               (Exact name of registrant as specified in charter)

             Delaware                          333-16233                                 93-1225376
------------------------------------  -------------------------------  ---------------------------------------------
  State or other jurisdiction of           (Commission File No.)            (I.R.S. Employer Identification No.)
  incorporation or organization


        c/o Bay View Bank
       1840 Gateway Drive
     San Mateo, California                                                                 94404
---------------------------------------                                 --------------------------------------------
Address of principal executive offices                                                    Zip Code


      Registrant's telephone number, including area code:  (650) 573-7310

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  (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Reports dated  Jan. 31, 2001


                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                               BAY VIEW 1999 LG-1 AUTO TRUST
                                               BAY VIEW 2000 LJ-1 AUTO TRUST
                                          BY:  BAY VIEW SECURITIZATION
                                               CORPORATION ORIGINATOR OF TRUST



Dated:  Feb. 15, 2001         By:  /s/ Michael J. LaOrange
                                   -----------------------
                                    Michael J. LaOrange
                                    Vice President